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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 14, 2004
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                               DYNEX CAPITAL, INC.
             (Exact name of registrant as specified in its charter)


               Virginia                                 1-9819                               52-1549373
     (State or other jurisdiction                     (Commission                         (I.R.S. Employer
           of incorporation)                         File Number)                        Identification No.)

        4551 Cox Road, Suite 300,                                                           23060-6740
          Glen Allen, Virginia                                                              (Zip Code)
(Address of principal executive offices)

       Registrant's telephone number, including area code: (804) 217-5800

                                 Not Applicable
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
         (17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01         Entry into a Material Definitive Agreement.

     On September 14, 2004, Dynex Capital, Inc. (the "Company") executed a definitive Asset Purchase Agreement dated as of September 13, 2004 among GLS Capital-Cuyahoga, Inc., a subsidiary of the Company ("GLS Capital"), GLS-Cuyahoga Lien Pool One, Inc., a wholly-owned subsidiary of GLS Capital ("GLS Lien Pool One"), the Company and Plymouth Park Tax Services, LLC ("PPTS"). Under this agreement, GLS Capital and GLS Lien Pool One sold substantially all of their tax lien portfolio and other assets to PPTS, and PPTS assumed substantially all of their liabilities. The total proceeds from the sale are approximately $20 million. Approximately $19 million of the proceeds are expected at the first closing scheduled to occur on September 20, 2004, $700 thousand of which will be held in escrow for up to one year for customary representations and warranties. A second closing for the balance of the proceeds, which will also be held in escrow, is expected to occur within the next sixty days. The amount of the additional proceeds is subject to a maximum $750 thousand, and is based on the excess of new tax liens purchased by PPTS from the Treasurer, Cuyahoga County, under the terms of the contract between GLS Capital and the Treasurer, Cuyahoga County, assigned to PPTS in connection with the entering into the Agreement.
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          DYNEX CAPITAL, INC.


Date:    September 17, 2004               By:  /s/ Stephen J. Benedetti
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                                                 Stephen J. Benedetti
                                                 Executive Vice President and
                                                   Chief Financial Officer